Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Julie Coyle

Director of Marketing

Tel: (803) 794-2265

CONGAREE BANCSHARES, INC. REPORTS

FIRST FULL YEAR PROFIT

Cayce, SC, February 17, 2012 — Congaree Bancshares, Inc., the holding company for Congaree State Bank, reports results for the year ending of 2011.

The Cayce/West Columbia based company, which celebrated its fifth anniversary October 16, 2011, posted a $532,868 net profit for the year ended December 31, 2011. Congaree Bancshares Inc., the holding company for Congaree State Bank, reported an improvement in basic earnings per share from $(0.29) in 2010 to $0.30 in 2011. Net shareholder equity also improved from $4.44 per share in 2010 to $5.05 per share in 2011.

“We are excited to reach this milestone in our young bank’s history and recognize that the support from our loyal clients and dedicated employees made this possible,” said Charles A. Kirby, president and CEO of Congaree State Bank.  “We will continue to build on this success creating a strong, locally-owned community bank.”

FORWARD LOOKING STATEMENTS

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective.  Such forward-looking statements include but are not limited to (1) statements with respect to our plans, objectives, expectations and intentions and other statements that are not historical facts, and (2) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions.  Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate.  Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized.  The inclusion of this forward-looking information should not be construed as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the company’s loan portfolio and allowance for loan losses; (3) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (4) changes in the U.S. legal and regulatory framework; and (5) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the company.  Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov).  All subsequent written and oral forward-looking statements concerning the company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above.  We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.